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                     SMITH BARNEY MUNI FUNDS (the "Fund")
                                 On Behalf of
                            Limited Term Portfolio
                     Supplement dated January 25, 2002 to
                      Prospectus dated December 19, 2001

The following revises and supersedes, as applicable, the information set forth in the Prospectus under "Comparing the fund's classes" and "Exchanging shares."

   Effective February 4, 2002, Class L shares may be exchanged for
Class L shares of another Smith Barney fund. Not all Smith Barney funds offer all classes. Exchanges of Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.

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